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                                UNITED STATES
                     SECURITIES AND EXCHANGE COMMISSION
                           Washington, D.C. 20549

                     ----------------------------------


                                  FORM 8-K

                               CURRENT REPORT

   PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934

       Date of Report (date of earliest event reported): JULY 29, 2005


                            ANGELICA CORPORATION
             (Exact name of Company as specified in its charter)


           MISSOURI                      1-5674               43-0905260
 (State or other jurisdiction         (Commission          (I.R.S. Employer
       of incorporation)              File Number)        Identification No.)


   424 SOUTH WOODS MILL ROAD
    CHESTERFIELD, MISSOURI                                    63017-3406
(Address of principal executive offices)                      (Zip Code)


                               (314) 854-3800
              (Company's telephone number, including area code)

                               NOT APPLICABLE
        (Former name or former address if changed since last report)


Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the Company under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act
    (17 CFR 230.425)
[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act
    (17 CFR 240.14a-12)
[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the
    Exchange Act (17 CFR 240.14d-2(b))
[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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ITEM 1.01. ENTRY INTO A MATERIAL DEFINITIVE AGREEMENT.

                  On July 29, 2005, Angelica Corporation (the "Company") announced that it had entered into a First Amendment to Loan Agreement with LaSalle Bank National Association and other third party lenders (the "Amendment"). The Company entered into the Amendment to create additional borrowing capacity under the Amended and Restated Loan Agreement dated as of January 27, 2005 (the "Agreement").

                  Under the terms of the Amendment, the Company's credit facility is secured by assets of the Company. In addition, the debt to EBITDA covenant is increased to 4.0 to 1.0, from the current 2.75 to 1.0 limitation, and the interest rates applicable to certain advances under the credit facility were adjusted to reflect the changes in the debt to EBITDA covenant. These adjusted interest rates for such advances will be higher than the interest rates that would have been charged under the terms of the credit facility before the Amendment. The total credit facility remains unchanged at $150 million. Additionally, the Company may request an increase in the amount of the line of credit up to $25 million without amending the credit facility, under the accordion feature of the Agreement, as amended by the Amendment. The maturity of the line of credit has been extended to July 2010. LaSalle Bank N.A. remains the lead bank of the bank group consisting of Regions Bank (formerly Union Planters), National City Bank, Wells Fargo Bank N.A. and UMB Bank N.A.

                  A copy of the Amendment is attached to this Form 8-K as
Exhibit 99.

ITEM 2.03         CREATION OF A DIRECT FINANCIAL OBLIGATION.

                  See Item 1.01, which is incorporated by reference herein.

ITEM  9.01        FINANCIAL STATEMENTS AND EXHIBITS.

                  (c) The following exhibit is filed as part of this report:

         Exhibit Number                     Description
         --------------                     -----------

              99 First Amendment to Loan Agreement dated July 29, 2005, among Angelica Corporation, LaSalle Bank National Association, as Administrative Agent, and LaSalle and the Other Lenders listed on the signature page hereto.



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                                 SIGNATURES

                  Pursuant to the requirements of the Securities Exchange Act of 1934, the Company has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: August 4, 2005

                                             ANGELICA CORPORATION



                                             By: /s/ James W. Shaffer
                                                -------------------------------
                                                 James W. Shaffer
                                                 Vice President and
                                                 Chief Financial Officer





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                                EXHIBIT INDEX



         Exhibit Number                     Description
         --------------                     -----------

              99 First Amendment to Loan Agreement dated July 29, 2005, among Angelica Corporation, LaSalle Bank National Association, as Administrative Agent, and LaSalle and the Other Lenders listed on the signature page hereto.